SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:
/*/  Preliminary proxy statement
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


               Dreyfus Yield Strategies Fund
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



               Dreyfus Yield Strategies Fund
              -----------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

     -------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------

     (3) Filing party:

      ------------------------------------------------------------------

     (4) Date filed:

      ------------------------------------------------------------------


     * Set forth the amount on which the filing fee is calculated and state how it was determined.


Notes:


PRELIMINARY COPY
                      DREYFUS HIGH YIELD STRATEGIES FUND
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ---------------------------------------

To the Shareholders of:

DREYFUS HIGH YIELD STRATEGIES FUND

    The Annual Meeting of Shareholders of Dreyfus High Yield Strategies Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, July 23, 1999 at 10:00 a.m., for the following purposes:

    1. To elect three Class I Trustees to serve for a one year term, three Class II Trustees to serve for a two year term and three Class III Trustees to serve for a three year term, and, in each case, until their successors are duly elected and qualified;

2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Shareholders of record at the close of business on June 1, 1999 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Stephanie D. Pierce

                                               Assistant Secretary

New York, New York

____________, 1999







                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE
  MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      DREYFUS HIGH YIELD STRATEGIES FUND

                                PROXY STATEMENT
                         ------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, JULY 23, 1999

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus High Yield Strategies Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund, to be held on Friday, July 23, 1999 at 10:00 a.m., and at any adjournments thereof, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on June 1, 1999 are entitled to be present and to vote at the meeting. Each share of beneficial interest of the Fund is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. There were _______ shares of beneficial interest of the Fund outstanding as of __________, 1999. [To the Fund' s knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.]

    Proxy materials will be mailed to shareholders of record on or about _________, 1999. Copies of the Fund's current Annual Report have been mailed to its shareholders. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166.

                       PROPOSAL 1. ELECTION OF TRUSTEES

    It is proposed that nine (9) Trustees be elected. The Board of Trustees of the Fund is divided into three classes with the terms of each of the first, second and third class expiring at the annual meeting of shareholders of the Fund in the year indicated in the table below. The individual nominees (the " Nominees" ) proposed for election are listed below and each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below.


NAME OF NOMINEE, PRINCIPAL,                                                                                             YEAR

OCCUPATION AND BUSINESS EXPERIENCE                                                                    TRUSTEE           TERM

FOR PAST FIVE YEARS                                                                AGE                 SINCE           EXPIRES
CLASS I:
KENNETH A. HIMMEL                                                                   52                   1998           2000


    Trustee  of  the  Fund;  President & CEO, The Palladium Company; President &
CEO,  Himmel  and Company, Inc.; CEO, American Food Management; former Director,
The  Boston  Company,  Inc.  (" TBC" ), an affiliate of Dreyfus, and Boston Safe
Deposit  and  Trust  Company.  Address:  625  Madison Avenue, New York, New York
10022.

STEPHEN J. LOCKWOOD                                                                 52                   1998                2000

   Trustee  of  the  Fund;  Chairman  and  CEO LDG Reinsurance Corporation, Vice
Chairman,  HCCH.  Address:  401 Edgewater Place, Wakefield, Massachusetts 01880

BENAREE PRATT WILEY                                                                 52                   1998                2000

   Trustee of the Fund; President and CEO of The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston
College;  Trustee,  WGBH  Educational  Foundation; Trustee, Children's Hospital;
Director,  The  Greater  Boston  Chamber of Commerce; Director, The First Albany
Companies,  Inc.;  from  April  1995  to March 1998, Director, TBC. Address: 334
Boylston Street, Suite 400, Boston, Massachusetts 02146.

CLASS II:

JAMES M. FITZGIBBONS                                                                64                   1998               2001

    Trustee  of  the  Fund; Director, Lumber Mutual Insurance Company; Director,
Barrett  Resources,  Inc.;  Chairman  of  the  Board,  Davidson  Cotton Company.
Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

JOHN J. SCIULLO                                                                     67                   1998                2001

Trustee of the Fund; Dean Emeritus and Professor of Law, Duquesne University
Law  School;  Director,  Urban  Redevelopment Authority of Pittsburgh; Member of
Advisory  Committee,  Decedents Estates Laws of Pennsylvania. Address: 321 Gross
Street, Pittsburgh, Pennsylvania 15224.


<PAGE 2>


NAME OF NOMINEE, PRINCIPAL,                                                                                               YEAR

OCCUPATION AND BUSINESS EXPERIENCE                                                                    TRUSTEE             TERM

FOR PAST FIVE YEARS                                                               AGE                  SINCE             EXPIRES
CLASS II CONTINUED

ROSLYN M. WATSON                                                                   49                   1998                2001

   Trustee  of  the  Fund;  Principal, Watson Ventures, Inc.; Director, American
Express  Centurion  Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.;
Director,  Massachusetts  Electric Company; Director, the Hyams Foundation, Inc.
Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

CLASS III:

JOSEPH S. DIMARTINO                                                                55                   1998                2002

   Chairman  of  the  Board  and Trustee of the Company. Since January 1995, Mr.
DiMartino  has  served as Chairman of the Board for various funds in the Dreyfus
Family of Funds. He is also a Director of The Noel Group, Inc., a venture capital company (for which from February 1995 until November 1997, he was Chairman of the Board); The Muscular Dystrophy Association; HealthPlan Services
Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc.
(formerly  Belding  Heminway  Company, Inc.), a button packager and distributor;
Century  Business  Services,  Inc.  (formerly,  International Alliance Services,
Inc.) , a provider of various outservicing functions for small and medium sized companies; and Career Blazers, Inc. (formerly Staffing Resources) a temporary placement agency. Mr. DiMartino is a Board member of 187 portfolios in the Dreyfus Family of Funds. For more than five years prior to January 1995, he was President, a director and, until August 24, 1994, Chief Operating Officer of
Dreyfus  and  Executive  Vice  President  and  a  director  of  Dreyfus  Service
Corporation,  a wholly-owned subsidiary of Dreyfus. From August 1994 to December
31,  1994,  he  was  a  director  of  Mellon Bank Corporation. Address: 200 Park
Avenue, New York, New York 10166.

*J. TOMLINSON FORT                                                                 70                   1998                2002

   Trustee  of  the  Fund;  of  Counsel,  Reed, Smith, Shaw & McClay (law firm).
Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

ARTHUR L. GOESCHEL                                                                 77                   1998                2002

   Trustee of the Fund; Director, Calgon Carbon Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation.
Address:  Way  Hollow  Road  and  Woodland  Road, Sewickley, Pennsylvania 15143
----------------------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "Act")


<PAGE 3>


The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    The Fund has an audit committee comprised of all of its Trustees of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee comprised of its Trustees, the function of which is, from time to time, to nominate persons to be considered by the Board for Board member positions. The Fund does not have a standing compensation committee or any committee performing similar functions.

    [For the fiscal year ended March 31, 1999, the Fund held ___ Board and/or Committee meetings and each Trustee attended at least 75% of the meetings.] Certain information concerning each Fund's officers is also set forth in Exhibit A.

Effective July 1, 1998 each Trustee who is not an "interested person" of the Fund as defined in the Act receives $5,000 per year plus $1,000 for each Board meeting attended and, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Prior to July 1, 1998, each Trustees received $1,500 per year, $250 for each Board meeting attended and was reimbursed for travel and out-of-pocket expenses.

    [The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.] The Fund has adopted a Director Emeritus Program whereby a Trustee (" Director" ) who has served on a Dreyfus-managed fund board (or its predecessor) for a minimum of 10 years and who has reached age 72 is entitled to elect Emeritus status for each of the fund Boards on which he or she then serves. Also, upon reaching age 80 Emeritus status would be mandatory. The 10-year prerequisite for service as a fund Director is waived for a Director who reaches age 80 but has not served as a Director for 10 years. Directors Emeritus are entitled to serve in such position for a maximum of 10 years and are paid 50% of the annual retainer fee and 50% of any meeting fees otherwise applicable to the Director, together with reasonable out-of-pocket expenses for each meeting attended, but no payments will be made under the Program if the Dreyfus/Laurel Funds aggregate net assets are below $100 million at the end of a calendar quarter. Finally, a Director Emeritus is relieved of the formal responsibilities and the potential liability that being a Director ordinarily entails. Ruth Marie Adams, Francis P. Brennan and Arch S. Jeffrey currently are Directors Emeritus.

    The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended March 31, 1999, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation)* for the year ended December 31, 1998, was as follows:


<PAGE 4>


                                                          TOTAL

                                                       COMPENSATION

                                                      FROM FUND AND

                                   AGGREGATE           FUND COMPLEX

                                 COMPENSATION            PAID TO

NAME OF NOMINEE                 FROM THE FUND**        DIRECTOR

Joseph S. DiMartino                $________          $_______(187)

James M. Fitzgibbons               $________           $_______(31)

J. Tomlinson Fort                  $________           $_______(31)

Arthur L. Goeschel                 $________           $_______(31)

Kenneth A. Himmel                  $________           $_______(31)

Stephen J. Lockwood                $________           $_______(31)

John J. Sciullo                    $________           $_______(31)

Roslyn M. Watson                   $________           $_______(31)

Benaree Pratt Wiley                $________           $_______(31)
----------------------------------------------

      * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board Member.

     **   Amount  does  not  include  reimbursed  expenses  for  attending Board meetings, which amounted to $____ for all Directors as a group.

       PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

    The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund; and that such selection be submitted for ratification or rejection at the Annual Meeting of Shareholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Fund's Board, including a majority of those Trustees who are not "interested persons" of the Fund, approved the selection of KPMG Peat Marwick LLP for the fiscal year ending March 31, 2000 at a Board meeting held on April 23, 1999. Accordingly, the selection by each Fund's Board of KPMG Peat Marwick LLP as independent auditors of the Fund for the fiscal year ending March 31, 2000 is submitted to shareholders for ratification. Apart from its fees received as independent auditors, neither KPMG Peat Marwick LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.

    KPMG Peat Marwick LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization. The Fund's Board believes that the continued employment of the services of KPMG Peat Marwick LLP for the fiscal year ending March 31, 2000 is in the best interests of the Fund.

    A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

    THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG
             PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.


<PAGE 5>


    The Fund's Board is not aware of any other matter which may come before the meeting. However, should an such matter with respect to the Fund properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by telegraph, or by e-mail and the Fund may pay persons holdings shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

    Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be sent to and received by the Fund no later than ______________, at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund' s investment adviser. Diane P. Durnin was elected Vice President - Product Development of Dreyfus as of March 1, 1999. Martin G. McGuinn became a director of Dreyfus as of January 1, 1999. Theodore A. Schachar was elected Vice President-Tax of Dreyfus as of October 28, 1998. William H. Maresca was elected Controller of Dreyfus as of September 10, 1998. Richard Terres was elected Vice President of Dreyfus as of September 1, 1998. Wendy Strutt was elected Vice
President of Dreyfus as of September 1, 1998. Margaret W. Chambers was elected Vice President and Secretary of the Fund as of June 15, 1998. Stephanie D. Pierce was elected Vice President and Assistant Treasurer of the Fund as of June 15, 1998. George A.Rio was elected Vice President and Assistant Treasurer of the Fund as of June 15, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Fund's shares at the time they assumed their positions. Each of the above filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Ms. Durnin filed a Form 3 on March 17, 1999. Mr. McGuinn filed a Form 3 on January 11, 1998. Mr. Schachar filed a Form 3 on November 13, 1998. Messrs Maresca and Terres and Ms. Strutt filed a Form 3 on September 22, 1998. Ms. Chambers and Ms. Pierce and Mr. Rio filed a Form 3 on July 22, 1998.

                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the Fund, in care of Chase Mellon Shareholder Services, L.L.C., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: ____________, 1999


<PAGE 6>


                                   EXHIBIT A

    The  following  sets forth information relevant to the executive officers of the Fund.
NAME AND POSITION                                     PRINCIPAL OCCUPATION  AND BUSINESS
WITH FUND                              AGE            EXPERIENCE FOR PAST FIVE YEARS
MARIE E. CONNOLLY
President and Treasurer                41             President,    Chief   Executive Officer,  Chief
                                                      Compliance  Officer  and  a  director  of  Premier
                                                      Mutual Fund Services,  Inc. ("Premier"), and Funds
                                                      Distributor, Inc., the ultimate parent of
                                                      which  is  Boston  Institutional Group, Inc., and
                                                      an officer of other investment companies advised or
                                                      administered by Dreyfus.

MARGARET W. CHAMBERS
Vice President and Secretary           38             Senior   Vice   President   and General  Counsel
                                                      of Funds Distributor, Inc., and an officer of other
                                                      investment companies  advised  or  administered by
                                                      Dreyfus. From August 1996 to March 1998, she  was
                                                      Vice  President  and  Assistant  General  Counsel for
                                                      Loomis, Sayles & Company,  L.P. From January 1986 to
                                                      July 1996, she was an associate with the law firm of
                                                      Ropes & Gray.

STEPHANIE D. PIERCE
Vice President, Assistant Secretary    30             Vice   President   and   Client Development
                                                      and Assistant TreasurerManager  of  Funds Distributor,
                                                      Inc.,  and  an  officer of other investment companies
                                                      advised or administered by Dreyfus.  From  April  1997
                                                      to  March  1998, she was employed as a Relationship
                                                      Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice  President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice
                                                      President with Chase Manhattan Bank.

MARY A. NELSON
Vice President and Assistant Treasurer 34             Vice   President   of   Premier Mutual  Fund Services, Inc.
                                                      and Funds Distributor, Inc., and an officer of other
                                                      investment  companies advised or administered by Dreyfus.
                                                      From September 1989 to July 1994, she was an Assistant Vice
                                                      President and Client Manager for The Boston Company, Inc.

 <PAGE A-1>


NAME AND POSITION                                     PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND                              AGE            EXPERIENCE FOR PAST FIVE YEARS

GEORGE A. RIO
Vice President and Assistant Treasurer  43            Executive  Vice  President  and Client  Service  Director
                                                      of  Funds  Distributor, Inc., and an officer of other
                                                      investment companies advised or administered by Dreyfus. From
                                                      June 1995 to March 1998,  he  was  Senior  Vice President and
                                                      Senior Key Account Manager for Putnam Mutual  Funds.  From  May
                                                      1994  to  June  1995,  he  was  Director  of Business Development
                                                      for    First    Data    Corporation.

JOSEPH F. TOWER, III
Vice President and Assistant Treasurer  36            Senior    Vice    President, Treasurer,  Chief  Financial  Officer
                                                      and  a  director  of  Premier  and  Funds Distributor,  Inc.,  and an  officer  of  other investment companies advised or administered by  Dreyfus. From July 1988 to August 1994, he was employed by The
                                                      Boston Company, Inc. where he held various management positions in the
                                                      Corporate
Finance and Treasury areas.
DOUGLAS C. CONROY
Vice President and Assistant Secretary  30            Assistant   Vice  President  of Funds Distributor, Inc., and an officer of other investment companies advised or administered  by  Dreyfus. From
                                                      April 1993 to January 1995, he was a Senior Fund Accountant for Investors
                                                      Bank & Trust Company.

KATHLEEN K. MORRISSEY
Vice President and Assistant Secretary  26            Vice  President  and  Assistant Secretary  of  Funds  Distributor,  Inc.,
                                                      and  an  officer  of other investment companies  advised  or administered
                                                      by Dreyfus. From July 1994 to November 1995, she   was   a   Fund
                                                      Accountant   for   Investors   Bank   & Trust   Company.



<PAGE A-2>


NAME AND POSITION                                     PRINCIPAL    OCCUPATION    AND BUSINESS
WITH FUND                                AGE          EXPERIENCE FOR PAST FIVE YEARS

CHRISTOPHER J. KELLEY

Vice President and Assistant Secretary   34           Vice   President   and   Senior Associate General Counsel of Premier and
                                                      Funds Distributor, Inc., and an officer of  other  investment  companies advised or administered by Dreyfus. From April 1994 to July 1996, he was
                                                      Assistant Counsel at Forum Financial Group.

ELBA VASQUEZ
Vice President and Assistant Secretary   37           Assistant   Vice  President  of Funds Distributor, Inc., and an officer of other investment companies advised or administered  by  Dreyfus. From March
                                                      1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions.


    The  address  of  each officer of the Fund is 200 Park Avenue, New York, New York 10166.




<PAGE A-3>

                      DREYFUS HIGH YIELD STRATEGIES FUND


                                     PROXY


                ANNUAL MEETING OF SHAREHOLDERS - JULY 23, 1999


The undersigned stockholder of Dreyfus High Yield Strategies Fund (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the " shares" ) of the Fund standing in the name of the undersigned at the close of business on June 1, 1999 at the Annual Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, at 10: 00 on July 23, 1999, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.



(PLEASE FILL IN BOTH SIDES OF THIS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
                                  ENVELOPE.)

                           S FOLD AND DETACH HERE  S


PLEASE MARK BOXES IN BLUE OR BLACK INK.

                                  Please mark

                          your votes as indicated in

                                 this example

                                       X

1. Election of Trustees.

FOR All

Nominees _________

WITHHOLD authority only for the Nominee(s)
whose name(s) I have written to the
right    _________

WITHHOLD
authority for
ALL Nominees  ___________

Nominees for Trustee are: Class I - Kenneth A. Himmel, Stephen J. Lockwood, Benaree Pratt Wiley Class II -James M. Fitzgibbons, John J. Sciullo, Roslyn M. Watson

Class III - Joseph S. DiMartino, J. Tomlinson Fort, Arthur L. Goeschel


2.To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund.

3.In  their  discretion,  the  Proxies  are authorized to vote upon such other
    business  as  may   properly  come before the meeting, or any adjournment or
    adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED FOR ELECTION OF THE PROPOSED TRUSTEES AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED


Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



Dated: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ , 1999



 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                 Signature(s)


 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                 Signature(s)


   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                           S FOLD AND DETACH HERE  S

DREYFUS HIGH YIELD STRATEGIES FUND


                                   IMPORTANT



No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.


To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote NOW so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.


                                                                         Aprxb3